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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 ------------

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                       Date of Report: August 16, 1999

                      TELTRAN INTERNATIONAL GROUP, LTD.
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              (Exact name of Registrant as specified in charter)

      Delaware                     0-25641                 11-3172507
    ---------------           ---------------------       -------------------
    (State or Other           (Commission File No.)       (IRS Employer
    Jurisdiction of                                       Identification No.)
    Incorporation)

One Penn Plaza, Suite 4632, New York, New York                        10119
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code: (212) 643-1283
                                                    --------------

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

Item 7 of the current report on Form 8-K, filed August 16, 1999 is hereby amended to read in its entirety as follows:

       Item 7.     Financial Statements, Pro-Forma Information and Exhibits

              (a)  Financial Statements of Business Acquired
                   -----------------------------------------

                   (i)   Auditors Report

                   (ii) Profit and Loss Account for the period of May 13, 1999 to May 31, 1999

                   (iii) Balance Sheet at May 31, 1999

                   (iv)  Notes to Financial Statements

              (b)  Pro Forma Financial Information
                   -------------------------------

                   (i) Unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 1999

                   (ii) Notes to Unaudited Pro Forma Consolidated Statement of Operations

              (c)  Exhibits
                   --------

              10.9 (i) Exchange Agreement dated as of July 15, 1999 between Barclay Brydon Limited and Teltran International Group, Ltd., as amended by the Closing Memorandum dated
                         August 16, 1999.

                   (ii) Memorandum of Closing between and among Barclay Brydon Limited and Teltran International Group, Ltd., dated August 16, 1999.

                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 1999
                                            TELTRAN INTERNATIONAL GROUP, LTD
                                                     (Registrant)

                                            By: /s/ Byron Lerner
                                               ------------------------------
                                                    Byron Lerner, President

                               CHANNELNET LIMITED
                                AUDITORS' REPORT
                       AUDITORS' REPORT TO THE MEMBERS OF
                               CHANNELNET LIMITED

      We have audited the financial statements on pages 5-8 which have been prepared under the accounting policies set out on page 7.

RESPECTIVE RESPONSIBLITIES OF DIRECTORS AND AUDITORS

     As described on page 3, the company's directors are responsible for the preparation of financial statements. It is our responsibility to form an independent opinion, based on our audit, on those statements and to report our opinion to you.


BASIS OF OPINION

     We conducted our audit in accordance with Auditing Standards issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the company's circumstances consistently applied and adequately disclosed.

     We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material missatatement, whether caused by fraud or error or other irregularity. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

OPINION

     In our opinion the financial statements give a true and fair view of the state of the company's affairs as at 31.5.1999 and of its profit for the period 13th May 1999 to 31st May 1999 and have been properly prepared in accordance with the provisions of the Companies Act 1985 applicable to small companies.

                                          David Nugent & Co.
                                          Chartered Certified Accountants
                                          & Registered Auditors
MANCHESTER
19th August 1999

                               CHANNELNET LIMITED
                            PROFIT AND LOSS ACCOUNT
                 FOR THE PERIOD 13TH MAY 1999 TO 31ST MAY 1999

                                                                                                             1999
                                                                                                    NOTE    pounds
                                                                                                    ----   ---------
Turnover                                                                                              2        4,678
Net operating expenses
Administrative expenses                                                                                       (3,155)
                                                                                                           ---------
Profit on ordinary activities
  before taxation                                                                                              1,523
Taxation                                                                                              4         (152)
                                                                                                           ---------
Profit on ordinary activities
  after taxation                                                                                               1,371
  retained for the 13th May 1999 to 31st May 1999                                                     9
                                                                                                           ---------
                                                                                                           ---------

Movements in reserves are shown in note 9.

None of the company's activities were acquired or discontinued during the above financial period.

There are no recognised gains and losses in 1999 other than the profit for the period 13th May 1999 to 31st May 1999.

                               CHANNELNET LIMITED
                                 BALANCE SHEET
                                  AT 31.5.1999

                                                                                                         1999
                                                                                                  ------------------
                                                                                          NOTE    pounds     pounds
                                                                                          ----    -------    -------
Current assets
Debtors                                                                                     5       5,497
                                                                                                  -------
                                                                                                    5,497
Creditors: amounts falling due
  within one year                                                                           6      (4,125)
                                                                                                  -------
Net current assets                                                                                             1,372
                                                                                                             -------
Total assets less current liabilities                                                                          1,372
                                                                                                             -------
                                                                                                             -------
Capital and reserves
Called up share capital                                                                     8                      1
Profit and loss account                                                                     9                  1,371
                                                                                                             -------
Total shareholders' funds                                                                   7                  1,372
                                                                                                             -------
                                                                                                             -------

These accounts have been prepared in accordance with:

     (a) The special provisions of Part VII of the Companies Act 1985: and

     (b) The Financial Reporting Standard for Smaller Entities.

The accounts were approved by the board of Directors on 19th August 1999.


Director

                               CHANNELNET LIMITED
                         NOTES ON FINANCIAL STATEMENTS

                                   31.5.1999

1. ACCOUNTING POLICIES

  Basis of accounting

     The financial statements have been prepared under the historical cost accounting rules.

     The company has taken advantage of the exemption from preparing a cash flow statement conferred by Financial Reporting Standard No. 1 on the grounds that it is entitled to the exemptions available in Section 246 to 247 of the Companies Act 1985 for small companies.

  Deferred taxation

     Deferred taxation is provided on the liability method in respect of the taxation effect of all timing differences to the extent that tax liabilities are likely to crystallise in the foreseeable future.

2. TURNOVER

     Turnover represents the amount derived from the provision of goods and services which fall within the company's ordinary activities stated net of value added tax.

     In the opinion of the directors, none of the turnover of the company is attributable to geographical markets outside the UK. (1999 nil)

3. OPERATING PROFIT

                                                                                     1999
                                                                                     POUNDS
                                                                                     -----
Operating profit is stated after charging
Auditors' remuneration............................................................     250
                                                                                     -----
                                                                                     -----

4. TAXATION

                                                                                     1999
                                                                                     POUNDS
                                                                                     -----
Corporation tax on profit on ordinary activities at 10%...........................     152
                                                                                     -----
                                                                                     -----

5. DEBTORS

                                                                                     1999
                                                                                     POUNDS
                                                                                     -----
Amounts falling due within one year
Other debtors.....................................................................   5,497
                                                                                     -----
                                                                                     5,497
                                                                                     -----
                                                                                     -----

6. CREDITORS:  amounts falling due within one year

                                                                                     1999
                                                                                     POUNDS
                                                                                     -----
Other creditors...................................................................   4,125
                                                                                     -----
                                                                                     4,125
                                                                                     -----
                                                                                     -----

7. RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                                                     1999
                                                                                     POUNDS
                                                                                     -----
Profit for the financial period 13th May 1999 to 31st May 1999....................   1,371
New share capital subscribed......................................................       1
                                                                                     -----
Net addition to shareholders' funds...............................................   1,372
Opening shareholders' funds.......................................................      --
                                                                                     -----
Closing shareholders' funds.......................................................   1,372
                                                                                     -----
                                                                                     -----

8. CALLED UP SHARE CAPITAL

                                                                              1999
                                                                       -------------------
                                                                       NUMBER OF
                                                                       SHARES        POUNDS
                                                                       ---------     -----
Authorised..........................................................     1,000       1,000
                                                                         -----       -----
                                                                         -----       -----
Allotted called up and fully paid
Ordinary Shares of pounds 1 each....................................         1           1
                                                                         -----       -----
                                                                         -----       -----

9. PROFIT AND LOSS ACCOUNT

                                                                                     1999
                                                                                     POUNDS
                                                                                     -----
Retained profit for the period 13th May 1999 to 31st May 1999.....................   1,371
                                                                                     -----
                                                                                     -----

               TELTRAN INTERNATIONAL GROUP, LTD. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1999

                                                                       HISTORICAL                  PRO FORMA
                                                                ------------------------    -----------------------
                                                                 TELTRAN     CHANNEL NET    ADJUSTMENT    COMBINED
                                                                ---------    -----------    ----------    ---------
Revenues:
  Sales......................................................   $ 182,280     $ 357,899       $   --      $ 540,179
  Miscellaneous..............................................       1,457                                     1,457
                                                                ---------     ---------       ------      ---------
                                                                  183,737       357,899           --        541,636
Cost of Sales:
  Purchases..................................................     146,968       230,174                     377,142
                                                                ---------     ---------       ------      ---------
Gross profit.................................................      36,769       127,725           --        164,494
                                                                ---------     ---------       ------      ---------
Expenses:
  Salaries...................................................     240,587            --           --        240,587
  Outside services...........................................      40,170            --           --         40,170
  Professional fees..........................................      72,789            --           --         72,789
  Fees--other................................................      70,039            --           --         70,039
  Payroll taxes..............................................      10,213            --           --         10,213
  Leasing expense............................................       4,277            --           --          4,277
  Travel.....................................................      24,379            --           --         24,379
  Insurance..................................................      19,131            --           --         19,131
  Rent.......................................................      61,495            --           --         61,495
  Office expense.............................................       4,206            --           --          4,206
  Miscellaneous..............................................       6,150         4,648           --         10,798
  Telephone..................................................      11,724            --           --         11,724
  Contributions..............................................       1,200            --           --          1,200
  Amortization expense.......................................       1,851            --         (389)(a)      1,462
                                                                ---------     ---------       ------      ---------
     Total expenses..........................................     568,211         4,648         (389)       572,470
                                                                ---------     ---------       ------      ---------
Income (loss) from operations................................    (531,442)      123,077          389       (407,976)
     Interest expense........................................      36,753            --           --         36,753
                                                                ---------     ---------       ------      ---------
Income (loss) before provision for income taxes..............    (568,195)      123,077          389       (444,729)
Provision for income taxes...................................         780            --           --            780
                                                                ---------     ---------       ------      ---------
Net income (loss)............................................   $(568,975)    $ 123,077       $  389      $(445,509)
                                                                ---------     ---------       ------      ---------
                                                                ---------     ---------       ------      ---------

               TELTRAN INTERNATIONAL GROUP, LTD. AND SUBSIDIARIES
                          NOTES TO UNAUDITED PRO FORMA
                 CONSOLIDATED FINANCIAL STATEMENT OF OPERATIONS

The unaudited pro forma consolidated financial statement of operations reflects historical information which includes the operations of Teltran and Channel Net, Ltd. In a transaction effective June 1, 1999, Teltran issued 94,500 shares of its common stock to acquire 100% of Channel Net, Ltd. Since the transaction was effected within the quarter ended June 30, 1999, the balance sheet of Teltran includes actual historical financial information of Channel Net, Ltd. and only a pro forma statement of operations is required.

          (a) The pro forma adjustment which gives effect to the acquisition in the unaudited pro forma consolidated statement of operations is the amortization of the excess of purchase consideration over net tangible assets acquired on a straight-line basis over 40 years.